SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 9, 2007

HEALTHTRONICS, INC.

(Exact name of registrant as specified in its charter)

Georgia	000-30406	58-2210668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Capital of Texas Highway

Suite B-200

Austin, Texas 78746

(Address of principal executive offices including Zip Code)

(512) 328-2892

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 9, 2007, HealthTronics, Inc. (the “Company”) and HT Prostate Therapy Management Company, LLC, a wholly-owned subsidiary of the Company (“HT Prostate”), entered into a letter agreement with EDAP TMS S.A. (“Parent Corporation”), EDAP S.A. (“HIFU Sibsidiary”), and Technomed Medical Systems S.A. (collectively with Parent Corporation and HIFU Subsidiary, “EDAP”), pursuant to which the parties amended that certain Agreement and Release, dated as of April 3, 2007 (the “Termination Agreement”). Under the terms of the Termination Agreement, the Company agreed to pay EDAP in the future $600,000 and certain additional amounts (the “Additional Amounts”) based on a formula related to the price at which HT Prostate resells the 200,000 EDAP shares held by HT Prostate. The letter agreement amended the Termination Agreement by eliminating the Company’s obligation to pay any Additional Amounts to EDAP. The letter agreement is attached to this Form 8-K as Exhibit 10.1, which exhibit is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)          On July 9, 2007, Christopher B. Schneider resigned, effective on such date, from his position as President-Medical Products of the Company.

(e)          In connection with Mr. Schneider’s departure, the Company entered into a Termination and Consulting Agreement with Mr. Schneider whereby Mr. Schneider will provide consulting services to the Company until December 31, 2007 and the Company will make semi-monthly payments of $11,310 to Mr. Schneider during such period for these consulting services. The Termination and Consulting Agreement also provides that the noncompetition and nonsolicitation provisions set forth in Mr. Schneider’s Amended and Restated Executive Employment Agreement will continue in full force and effect and that such Executive Employment Agreement is otherwise terminated. The Termination and Consulting Agreement is attached as Exhibit 10.2, which exhibit is incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Letter agreement, dated as of July 9, 2007, by and among HealthTronics, Inc., HT Prostate Therapy Management Company, LLC, EDAP TMS S.A., EDAP S.A., and Technomed Medical Systems S.A.

10.2	Termination and Consulting Agreement, dated July 9, 2007, by and between HealthTronics, Inc. and Christopher B. Schneider.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHTRONICS, INC. (Registrant)

Date: July 12, 2007	By:	/s/ Richard A. Rusk

	Name: Title:	Richard A. Rusk Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
10.1	Letter agreement, dated as of July 9, 2007, by and among HealthTronics, Inc., HT Prostate Therapy Management Company, LLC, EDAP TMS S.A., EDAP S.A., and Technomed Medical Systems S.A.

10.2	Termination and Consulting Agreement, dated July 9, 2007, by and between HealthTronics, Inc. and Christopher B. Schneider.